UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1933

Date of Report: May 7, 2022

(Date of earliest event reported)

Cannonau Corp.

(Exact name of registrant as specified in its charter)

Nevada --------------------------------	333-145876 --------------------------------	84-2870437 ----------------------------------------------
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

937 Old Seneca Turnpike Road

Skaneateles, NY 13252-9318

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(Address of principal executive offices) (Zip Code)

(315) 558-3702

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(Registrant’s telephone no., including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Change in Registrant's Certifying Accountant

On May 7, 2022, the Board of Directors of Cannonau Corp., a Nevada corporation (the “Company”), approved the engagement of Victor Mokuolu, CPA,PLLV (“Mokuolu”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ended December 31, 2021, effective immediately, and terminated Boyle CPA, LLC (“Boyle”) as the Company's independent registered public accounting firm. The Company assumed incorrectly that it filed the Form 8-K at that time.

Boyle reported on the Company’s financial statements for the years ended December 31, 2020 and 2019. These reports of Boyle did not contain an adverse opinion or disclaimer of opinion, nor were the Boyle reports qualified or modified as to uncertainty, audit scope, or accounting principles, except as modified by the going concern explanatory paragraph.

During the years ended December 31, 2019 and 2020, and the subsequent interim periods through May 7, 2022, there were (i) no disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Boyle on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Boyle’s satisfaction, would have caused Boyle to make reference thereto in their reports on the financial statements for such years, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation SK.

The Company provided Boyle a copy of the disclosures it is making in this Current Report on Form 8-K and requested that Boyle furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein. A copy of Boyle’s letter dated January 25, 2023, is filed as Exhibit 16.1 hereto.

During the years ended December 31, 2021, and the subsequent interim period through May 7, 2022, neither the Company nor anyone acting on its behalf has consulted with Boyle regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or the effectiveness of internal control over financial reporting, and neither a written report or oral advice was provided to the Company that Boyle concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits

(d)        Exhibits

Exhibit Number	Description
16.1	Letter of Boyle CPA LLC, dated January 25, 2023

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Cannonau CORP.
(Registrant)

Date: January 25, 2023	By: /s/ Carmen J Carbona
Name Carmen J Carbona Title CEO